American Century Variable Portfolios, Inc. Summary Prospectus and Prospectus Supplement VP Mid Cap Value Fund
Supplement dated March 1, 2021 ■ Summary Prospectus and Prospectus dated May 1, 2020

As of April 1, 2021, the fund will be open to new investors.

The following changes are effective April 1, 2021:

The first sentence of the Purchase and Sale of Fund Shares section on page 4 of the summary prospectus and the prospectus is deleted.

The first sentence of the Purchase and Redemption of Shares section on page 9 of the prospectus is deleted.

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